Exhibit 99.1

VOTING AGREEMENT

THIS VOTING AGREEMENT (the “Agreement”) dated July 27, 2004 among Alvarion Ltd. (“Alvarion”) and the persons and entities listed in Schedule I hereto (each a “Shareholder,” and collectively, the “Shareholders”).

W I T N E S S E T H:

WHEREAS, concurrently herewith, Alvarion and InterWAVE Communications Ltd., a company incorporated under the laws of Bermuda (“Interwave”), are entering into an Agreement and Plan of Amalgamation (as such agreement may hereafter be amended from time to time, the “Amalgamation Agreement”),  pursuant to which Interwave and a wholly owned subsidiary of Alvarion will amalgamate and merge with each other in accordance with Section 104B of the Bermuda Act 1981 and Section 252 of the Delaware General Corporation Law (the “Amalgamation”)

WHEREAS, as an inducement and a condition to entering into the Amalgamation Agreement, Alvarion has required that the Shareholders agree, and the Shareholders have agreed, to enter into this Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.             Certain Definitions.  For purposes of this Agreement:

(a)           Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Amalgamation Agreement.

(b)           “Interwave Shares” shall mean at any time, the Common Shares, par value USD 0.01 per share, of Interwave, as may be adjusted from time to time to give effect to any stock dividend, distribution, stock split, recapitalization, combination, exchange of shares or the like.

(c)           “Person” shall mean an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

(d)           “Beneficially Own” or “Beneficial Ownership” with respect to any securities shall mean having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

2.             Provisions Concerning Interwave Shares.  Each Shareholder hereby agrees that during the period commencing on the date hereof and continuing until the first to occur of the Effective Time or termination of the Amalgamation Agreement in accordance with its terms (such date being referred to herein as the “Expiration Date”), at any meeting of the holders of Interwave Shares, however called, or in connection with any written consent of the holders of Interwave Shares, such Shareholder shall vote (or cause to be voted) all Owned Shares (as hereinafter defined) and all Interwave Shares such Shareholder may acquire after the date of this Agreement as a result of exercise of stock options or otherwise (the “Acquired Shares”) in the following manner:  (i) in favor of the approval of the Amalgamation and the Amalgamation Agreement and the approval of the terms thereof and each of the other actions contemplated by the Amalgamation Agreement and this Agreement and any actions required in furtherance thereof and hereof; (ii) against any action or agreement that would result in a material breach of any covenant, representation or warranty or any other obligation or agreement of Interwave under the Amalgamation Agreement; and (iii) except as otherwise expressly agreed to in writing in advance by Alvarion, against (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving Interwave or its subsidiaries (other than the Amalgamation and the transactions contemplated by the Amalgamation Agreement); (B) a sale, lease or transfer of a material amount of assets of Interwave or its subsidiaries, or a reorganization, recapitalization, dissolution or liquidation of Interwave or its Subsidiaries; (C)  any change in the present capitalization of Interwave or any amendment of Interwave’s Memorandum of Association and Bylaws if such amendment is not permitted by the Amalgamation Agreement; (D) any other material change in Interwave’s corporate structure or business if such change is not permitted by the Amalgamation Agreement; (E) any other action involving Interwave or its subsidiaries which is intended to impede, interfere with, delay, postpone, or adversely affect the Amalgamation and the transactions contemplated by this Agreement and the Amalgamation Agreement including, without limitation, any action to approve or intended to facilitate any other Acquisition Proposal (as defined in Section 5.5(a) of the Amalgamation Agreement).  No Shareholder shall enter into any agreement or understanding with any person or entity the effect of which would be inconsistent with or violative of the provisions and agreements referred to in this Section 2.

3.  Grant of Irrevocable Proxy; Appointment of Proxy.

(a)           Subject to Section 7, each Shareholder hereby irrevocably grants to, and appoints, Zvi Slominski, Dafna Gruber, or any one of them, in their respective capacities as officers of Alvarion, and any individual who shall hereafter succeed to any such office of Alvarion, and each of them individually, as such Shareholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Shareholder, to vote the Interwave Shares held at the time of the relevant stockholder vote in favor of the transactions contemplated by the Amalgamation Agreement and otherwise in the manner set forth in Section 2 hereof.  The grant shall be automatically revoked and of no further force and effect from and after the Expiration Date.

(b)           Each Shareholder represents that any proxies heretofore given in respect of such Shareholder’s Interwave Shares are not irrevocable, and that any such proxies are hereby revoked prior to the Expiration Date.

(c)           Each Shareholder understands and acknowledges that Alvarion is entering into the Amalgamation Agreement in reliance upon the Shareholder’s execution and delivery of this Agreement.  The Shareholder hereby affirms that the irrevocable proxy set forth in this Section 3 is given in connection with the execution of the Amalgamation Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Shareholder under this Agreement.  The Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and, subject to Section 7, may under no circumstances be revoked.

4.Other Covenants, Representations and Warranties of the Shareholders.  Each Shareholder hereby covenants, represents and warrants to Alvarion as follows:

(a)           Ownership of Shares.  Such Shareholder is the beneficial owner of the number of Interwave Shares set forth opposite such Shareholder’s name on Schedule I hereto under the heading “Owned Shares” (collectively, the “Owned Shares”).  On the date hereof, the number of shares set forth opposite such Shareholder’s name on Schedule I hereto under the heading “Owned Shares” constitute all of the Interwave Shares beneficially owned by such Shareholder.  With respect to such Shareholder’s Owned Shares, except as set forth on Schedule I, such Shareholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 2 hereof, sole power of disposition and sole power to agree to all of the matters set forth in this Agreement, with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

(b)           Power; Binding Agreement.  Such Shareholder has the legal capacity (if an individual), power and authority (if an entity) to enter into and perform all of such Shareholder’s obligations under this Agreement.  The execution, delivery and performance of this Agreement by such Shareholder will not violate any other agreement to which such Shareholder is a party which would adversely affect such Shareholder’s ability to perform its obligations hereunder, including, without limitation, any voting agreement, partnership agreement, stockholders agreement or voting trust.  This Agreement has been duly and validly executed and delivered by such Shareholder and constitutes a valid and binding agreement of such Shareholder, enforceable against such Shareholder in accordance with its terms, except to extent the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights or the exercise by courts of equitable powers.  There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which such Shareholder is trustee whose consent is required for the execution and delivery of this Agreement or the consummation by such Shareholder of the transactions contemplated hereby.  If such Shareholder is married and such Shareholder’s Owned Shares constitute community property, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such Shareholder’s spouse, enforceable against such person in accordance with its terms.

(c)           No Conflicts.  Except for filings, permits, authorizations, consents and approvals under the federal securities laws, (i) no filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by such Shareholder and the consummation by such Shareholder of the transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by such Shareholder, the consummation by such Shareholder of the transactions contemplated hereby or compliance by such Shareholder with any of the provisions hereof shall (A) conflict with or result in any breach of any organizational documents applicable to such Shareholder, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Shareholder is a party or by which such Shareholder or any of such Shareholder’s properties or assets may be bound, or (C) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such Shareholder or any of such Shareholder’s properties or assets, in each case which would adversely affect such Shareholder’s ability to perform its oblitations hereunder.

(d)           No Encumbrances.  Except as applicable in connection with the transactions contemplated hereby, such Shareholder’s (i) Owned Shares and the certificates representing such Owned Shares are now and will be, and (ii) the Acquired Shares and the certificates representing such Acquired Shares will be, at all times during the term hereof, beneficially owned by such Shareholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever which would adversely affect such Shareholder’s ability to perform its obligations hereunder, except for any such encumbrances or proxies arising hereunder in favor of Alvarion.

(e)           No Finder’s Fees.  No broker, investment banker, financial adviser or other person is entitled to any broker’s, finder’s, financial adviser’s or other similar fee or commission payable by Interwave, Alvarion or any of their respective subsidiaries in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Shareholder.

(f)            Restriction on Transfer of Shares, Proxies and Non-Interference.  Except as contemplated by this Agreement or the Amalgamation Agreement, no Shareholder shall, directly or indirectly, (i) sell, transfer, tender, pledge or encumber (except to the extent such pledge or encumbrance does not violate the terms Section 4(d) of this Agreement), assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the sale, transfer, tender, pledge or encumbrance (except to the extent such pledge or encumbrance does not violate the terms Section 4(d) of this Agreement), assignment or other disposition of (any such action being referred to herein as a “Disposition”), any or all of such Shareholder’s Owned Shares or Acquired Shares or any interest therein (other than Dispositions to persons or entities that agree to be bound by the terms of this Agreement); (ii) except as contemplated by or permitted by this Agreement, grant any proxies or powers of attorney, deposit any Owned Shares or Acquired Shares into a voting trust or enter into a voting agreement with respect to any Owned Shares; or (iii) take any action that would make any representation or warranty of such Shareholder contained herein materially untrue or incorrect or have the effect of preventing or disabling such Shareholder from performing such Shareholder’s obligations under this Agreement.  Each Shareholder agrees with, and covenants to, Alvarion that such Shareholder shall not request that Interwave register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Shareholder’s Owned Shares or Acquired Shares, unless such transfer is permitted by and made in compliance with this Agreement.

(g)           Reliance by Alvarion.  Each Shareholder understands and acknowledges that Alvarion is entering into the Amalgamation Agreement in reliance upon such Shareholder’s execution and delivery of this Agreement.

5.             Representations and Warranties of Alvarion.  Alvarion hereby represents and warrants to each Shareholder that Alvarion has the legal capacity, power and authority to enter into and perform all of its obligations under this Agreement.  The execution, delivery and performance of this Agreement by Alvarion will not violate any other material agreement to which Alvarion is a party.  In addition, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (i) have been duly authorized by the board of directors of Alvarion and (ii) do not and will not violate any provision of the memorandum of association and articles of association of Alvarion.  This Agreement has been duly and validly executed and delivered by Alvarion and constitutes a valid and binding agreement of Alvarion, enforceable against it in accordance with its terms.

6.             Further Assurances.  From time to time, at the other party’s request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be reasonably necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

7.             Termination.  The covenants and agreements contained herein shall terminate (i) in the event the Amalgamation Agreement is terminated in accordance with its terms, upon such termination and (ii) in the event the Amalgamation is consummated, at the Effective Time, provided, in each case, that the provisions of Section 10 hereof shall survive any termination of this Agreement, and provided, further, that no termination of this Agreement shall relieve any party of liability for a breach hereof.

8.             Shareholder Capacity.  No person executing this Agreement who is or becomes during the term hereof a director or officer of Interwave makes any agreement or understanding herein in his or her capacity as such director or officer.  Each Shareholder signs solely in his or her capacity as the record or beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Shareholder’s Owned Shares or Acquired Shares

9.             Sophistication.  Each Shareholder acknowledges that such Shareholder is an informed and sophisticated investor and, together with such Shareholder’s advisors, has undertaken such investigation as they have deemed necessary, including the review of the Amalgamation Agreement and this Agreement, to enable such Shareholder to make an informed and intelligent decision with respect to the Amalgamation Agreement and this Agreement and the transactions contemplated thereby and hereby.

10.           Confidentiality.  Each of the parties hereto recognizes that successful consummation of the transactions contemplated by this Agreement may be dependent upon confidentiality with respect to the matters referred to herein.  In this connection, pending public disclosure thereof, each party hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement (other than such party’s counsel and advisors, if any) without the prior written consent of the other party, except for filings required pursuant to the Exchange Act and the rules and regulations thereunder or disclosures such party’s counsel advises are necessary in order to fulfill such party’s obligations imposed by law, in which event such party shall give notice of such disclosure to the other party as promptly as practicable so as to enable the other party to seek a protective order from a court of competent jurisdiction with respect thereto.

11.           Miscellaneous.

(a)           Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

(b)           Certain Events.  Each Shareholder agrees that this Agreement and the obligations hereunder shall attach to such Shareholder’s Owned Shares and Acquired Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Owned Shares or Acquired Shares shall pass, whether by operation of law or otherwise, including, without limitation, such Shareholder’s heirs, guardians, administrators or successors; provided, that following the Effective Time or termination of the Amalgamation Agreement, this Agreement shall not be binding on any purchaser of Owned Shares or Acquired Shares in an open market transaction.  Notwithstanding any transfer of Owned Shares or Acquired Shares, the transferor shall remain liable for the performance of all obligations of the transferor under this Agreement.

(c)           Assignment.  This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other party; provided, that Alvarion may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of Alvarion, but no such assignment shall relieve Alvarion of its obligations hereunder if such assignee does not or cannot perform such obligations and, notwithstanding the foregoing, Alvarion shall remain liable for its obligations under Section 10 hereof.

(d)           Amendments, Waivers, Etc.  This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, with respect to any one or more Shareholders, except upon the execution and delivery of a written agreement executed by the relevant parties hereto; provided, that Schedule I hereto may be supplemented by Alvarion by adding the name and other relevant information concerning any Interwave Shareholder who agrees to be bound by the terms of this Agreement without the agreement of any other party hereto, and thereafter such added shareholder shall be treated as a “Shareholder” for all purposes of this Agreement.

(e)           Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery.  All communications hereunder shall be delivered to the respective parties at the following addresses:

If to a Shareholder:	At the address set forth on Schedule I hereto

copy to:

If to Alvarion:	Alvarion Ltd.
21A HaBarzel St.
Tel Aviv 69710
Fax: 03-6456222
Attn: General Counsel

copy to:	Naschitz, Brandes & Co.
5 Tuval Street
Tel Aviv 67897, Israel
Attention: Sharon A. Amir, Adv.
Facsimile: 972-3-623-5021

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

(f)            Severability.  Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

(g)           Specific Performance.  Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the aggrieved party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

(h)           Remedies Cumulative.  All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

(i)            No Waiver.  The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

(j)            No Third Party Beneficiaries.  This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

(k)           Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of law provisions

(l)            Jurisdiction.  Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of any court within the State of New York, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of New York for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process.

(m)          Descriptive Headings.  The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

(n)           Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

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IN WITNESS WHEREOF, Alvarion and each Shareholder have caused this Agreement to be duly executed as of the day and year first above written.

Alvarion Ltd.

By:
Name:
Title:

/s/ William Gibson
William Gibson

/s/ Erwin Leichtle
Erwin Leichtle

/s/ Priscilla Lu
Priscilla Lu

/s/ Thomas Gibian
Thomas Gibian

/s/ Nien Dak Sze
Nien Dak Sze

/s/ Ker Zhang
Ker Zhang

/s/ Robert Kondamoori
Pratap (Bob) Kondamoori

/s/ Andrew Wang
Andrew Wang

/s/ Cal R. Hoagland
Cal R. Hoagland

/s/ William T. Carlin
William T. Carlin

Empire Capital Management LLC

	By:	/s/Scott Finc
Name: Scott Finc
	Title:	GP/PM